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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     THE SECURITIES EXCHANGE ACT OF 1934

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          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 20, 2003

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                                NORDSTROM, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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        WASHINGTON                   0-6074                     91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)



             1617 SIXTH AVENUE, SEATTLE, WASHINGTON     98101
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


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      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 628-2111

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                              INAPPLICABLE
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

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ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(C) EXHIBITS

99.1 Nordstrom earnings release dated February 20, 2003 relating to the Company's results of operations for the quarter and year ended January 31, 2003.





















































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ITEM 9. REGULATION FD DISCLOSURE

On February 20, 2003, Nordstrom, Inc. issued a press release announcing our results of operations for the quarter and year ended January 31, 2003. A copy of this press release is attached as Exhibit 99.1.




















































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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORDSTROM, INC.



                                           By:  /s/ Michael G. Koppel
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                                                Michael G. Koppel
                                                Executive Vice President and
                                                Chief Financial Officer

Dated: February 21, 2003







































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EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION

99.1 Nordstrom earnings release dated February 20, 2003 relating to the Company's results of operations for the quarter and year ended January 31, 2003.